SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - September 30, 2005


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)


            0-6508                                     13-3458955
   (Commission File Number)                 (IRS Employer Identification No.)


                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)


                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 2.03      Creation of a Direct Financial Obligation or an Obligation Under
               an Off-Balance Sheet Arrangement

Effective as of September 30, 2005, the company and its lenders, Keltic Financial Partners, LP entered into a Third Amendment to the Loan Agreement originally dated January 14, 2003 and amended by First Amendment to Loan Agreement, dated March 23, 2004 and Second Amendment to Loan Agreement, dated January 7, 2005.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

10.1 Third Amendment dated as of September 30, 2005 to Loan Agreement originally dated January 14, 2003 among IEC Electronics Corp ("IEC") and Keltic Financial Partners, LP.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IEC Electronics Corp.
                                        (Registrant)


Date: October 6, 2005                   By: /s/ W. Barry Gilbert
                                            ------------------------------------
                                            W. Barry Gilbert
                                            Chairman, Chief Executive Officer


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